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                                                                 (SELIGMAN LOGO)

                         SUPPLEMENT DATED AUGUST 3, 2009
                       PROSPECTUS DATED MARCH 2, 2009 FOR
                SELIGMAN GLOBAL FUND SERIES, INC. (THE "SERIES")
                                ON BEHALF OF ITS
                         SELIGMAN GLOBAL TECHNOLOGY FUND

EFFECTIVE ON OR ABOUT AUGUST 3, 2009, SELIGMAN GLOBAL TECHNOLOGY FUND WILL OFFER THREE ADDITIONAL CLASSES OF SHARES (NEW CLASS I, CLASS R3 AND CLASS R4 SHARES) IN THE SERIES' PROSPECTUS THAT CURRENTLY OFFERS CLASS A, CLASS B, CLASS C AND CLASS R2 SHARES.

THE FOLLOWING CHANGES ARE EFFECTIVE ON OR ABOUT AUGUST 3, 2009:

THE FRONT COVER OF THE SERIES' PROSPECTUS IS REVISED TO INCLUDE THE FOLLOWING ADDITIONAL CLASSES OF SHARES FOR SELIGMAN GLOBAL TECHNOLOGY FUND: NEW CLASS I, CLASS R3 AND CLASS R4 SHARES.

The information below supplements the relevant sections of the prospectus. The caption headings used in this Supplement correspond to the caption headings used in the prospectus. You may purchase these shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" in the Series' prospectus, as supplemented on May 20, 2009.

PAST PERFORMANCE

New Class I, Class R3 and Class R4 shares are new and therefore performance information is not shown. Please note that you will find performance returns for other classes of shares of Seligman Global Technology Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The performance table is intended to indicate some of the risks of investing in Seligman Global Technology Fund by showing changes in the Fund's performance over time.

Past performance for Class R3 and Class R4 for the period prior to the beginning of operations for these classes may be calculated based on the performance of Class A shares. Past performance for new Class I for the period prior to the beginning of operations for this class may be calculated based on the performance of Class R5 shares. In each case, the blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

FEES AND EXPENSES OF SELIGMAN GLOBAL TECHNOLOGY FUND

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The table is supplemented to include the following:

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              NEW CLASS I      CLASS R3      CLASS R4
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                   None           None          None
Maximum deferred sales charge (load) imposed on sales
  (as a percentage of offering price at time of purchase)         None           None          None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                  NEW CLASS I      CLASS R3      CLASS R4
Management fees                                                  0.95%           0.95%         0.95%
Distribution and/or service (12b-1) fees                         0.00%           0.25%         0.00%
Other expenses(a)                                                0.23%           0.53%         0.53%
Total annual fund operating expenses                             1.18%           1.73%         1.48%

(a) "Other expenses" are based on estimated amounts for the current fiscal year and include an administrative services fee, a transfer agency fee (for all classes except new Class I), a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R3 and Class R4). Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses is estimated to be less than 0.01% for the current fiscal period. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

The following examples of Seligman Global Technology Fund's expenses are hereby added to the Fund's prospectus:

EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
New Class I                    $120        $375        $650        $1,437
Class R3                       $176        $545        $940        $2,046
Class R4                       $151        $468        $809        $1,774


If you did not sell your shares at the end of each period, your costs would be the same as those shown in the table above.

The description of the management fees charged to Seligman Global Technology Fund as provided under the heading "Management of the Funds" is superseded and replaced with the following:

It is expected that on September 11, 2009, RiverSource Investments and its affiliates will begin waiving certain fees and absorbing certain expenses of the Fund through September 11, 2010, unless sooner discontinued at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under the fee waiver/expense reimbursement agreement, net operating expenses will not exceed 1.12% for new Class I, 1.67% for Class R3, and 1.42% for Class R4.

Ameriprise Financial charges Seligman Global Technology Fund a fee for its services (which is reflected in the Fund's "Other expenses" in its fee table). There will be no net impact to the fees that Seligman Global Technology Fund will pay because the administrative fee will be offset by a reduction in the investment management fees charged to the Fund and the elimination of certain other expenses previously incurred by the Fund for other administrative services. The schedule of investment management fees for Seligman Global Technology Fund is 0.95% on first $2 billion of net assets, 0.91% on next $2 billion of net assets and 0.87% in excess of $4 billion in net assets. The schedule of administrative fees for Seligman Global Technology Fund is 0.080% on the first $500,000,000 of net assets, 0.075% on net assets of $500,000,001 - $1,000,000,000, 0.070% on net assets of $1,000,000,001 - $3,000,000,000, 0.060%
on net assets of $3,000,000,001 - $12,000,000,000, and 0.050% on net assets of
$12,000,000,001 or more.

SL-9903-3 A (8/09)